SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                            to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


               Date of report (Date of earliest event reported):
               --------------------------------------------------
                                OCTOBER 15, 2002


                              PARK CITY GROUP, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     NEVADA
                   -------------------------------------------
                 (State of Other Jurisdiction of Incorporation)


        0003718                                           11-2050317
-----------------------                        ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


            333 Main Street # 300; P.O. Box 5000; Park City, UT 84060
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                  435-649-2221
                         -----------------------------
                         (Registrant's Telephone Number)


                            Fields Technologies, Inc.
                       333 Main Street #300; P.O. Box 5000
                               Park City, UT 84060
                       (435) 649-2221; Fax (435) 645-2010
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                    Item 1. Changes in Control of Registrant
                                 Not Applicable

                  Item 2. Acquisition or Disposition of Assets
                                 Not Applicable

                       Item 3. Bankruptcy or Receivership
                                 Not Applicable

              Item 4. Changes in Registrant's Certifying Accountant
                                 Not Applicable

                              Item 5. Other Items
      See Press Release which is attached hereto as Exhibit 1 and which is incorporated herein by this reference.

                 Item 6. Resignations of Registrant's Directors.
                                 Not Applicable

                   Item 7. Financial Statements and Exhibits.
                                 Not Applicable

                          Item 8 Change in Fiscal year
                                 Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Park City Group, Inc.

Date:  October 15, 2002

By: /s/ Randall K. Fields
--------------------------------------
Randall K. Fields; President & CEO

                                                                       Exhibit 1

            PARK CITY GROUP NAMES NEW ACTING CHIEF FINANCIAL OFFICER

            Preliminary Year-end Financial Statements for Fiscal 2002
     Show An Unaudited 30 Percent Increase In Revenue When Compared to 2001

PARK CITY, UTAH - October 15, 2002 - Park City Group, Inc. (OTCBB: PKCY) announced that it has appointed Edward C. Dmytryk to the position of acting chief financial officer. Dmytryk has been a member of the Board of Directors since June 2000. Dmytryk will continue to fulfill his duties as a member of the Board of Directors but has resigned his position as Chairman and member of the Board's Audit Committee.

"Ed has been an invaluable member of the Board of Directors with an impressive track record of improving business processes," commented Park City Group CEO and President Randall K. Fields. "We will continue to draw on his wide range of business experience as we strengthen our position as providers of software technology solutions to the retail industry. We finished the year with preliminary unaudited revenue for fiscal 2002 showing an approximate 30 percent increase over 2001. Although we expect to report a loss for the year, we feel very good about the progress we have made including the significant reduction to our balance sheet debt. As we look forward to 2003, we expect to report a first quarter with revenues exceeding those of both the third and fourth quarters of fiscal 2002, an increase we attribute to the increasing market acceptance of our Fresh Market Manager product," added Fields.

"I look forward to contributing my expertise and energy by doing everything possible to ensure the company's long-term success," said Dmytryk. "As I am new to the position of CFO, I believe that it is in the best interests of the company that I spend time with our auditors before the submission of our Form 10-K to the Securities and Exchange Commission. This will delay the filing of the Form 10-K for a short period. During that time, NASDAQ will append an "E" to the symbol of Park City Group's common stock. The "E" will remain appended to the PKCY symbol until the Securities and Exchange Commission receives our Form 10-K."

In addition to the appointment of Dmytryk as acting CFO, the Board of Directors, in a meeting held October 11, 2002, approved the nomination of Anthony E. Meyer to the Board replacing Stephen D. Weinroth. "Tony brings valuable investment banking experience to the Board, along with an entrepreneur's savvy and enthusiasm, through his involvement with and investing in a variety of small public companies and early-stage private companies," noted Fields. "We expect to draw upon his vast knowledge for strategies pertaining to finance, acquisitions and strategic planning."

Anthony E. Meyer is the Chairman of privately held Meyer and Company LLC, a diversified merchant banking firm based in New York City. He has extensive experience and relationships in the real estate, finance, venture capital, technology, and media sectors. Prior to founding Meyer and Company, Meyer was a Managing Director at Lazard Freres & Company LLC, a leading global private investment bank. While with Lazard, he was a founding partner of Lazard Freres Real Estate Investors (LFREI), Lazard's real estate investment management affiliate where he served successively as Chief Investment Officer, Chief Operating Officer and President, International, on behalf of the firm's $2.8 billion real estate private equity business.

Prior to joining Lazard Freres, Meyers was a General Partner of Trammell Crow Company, one of the largest diversified real estate companies in the US. After co-founding Trammell Crow Ventures, he served as the Chief Investment Officer and led the $2.6 billion investment management company's efforts in real estate, private equity and venture capital.

In his positions of entrepreneur, adviser and private investor, Meyer as worked with many private and public company representing a wide variety of industries some of which he continues to serve as a member of the Board of Directors.

About Park City Group, Inc.
Park City Group is a leading provider of software and services for business productivity. The company uniquely leverages its expertise in retail operations management and state-of-the-art, patented technologies to simplify the planning and execution of complex processes; deliver timely, relevant and "action-able" information; and improve its customers' profitability by putting the "best manager" in every store. The software was developed initially for the Mrs. Fields Cookies business, co-founded by Randall K. Fields, the CEO of Park City Group, Inc. To date, the company has sold to or installed its software solutions in over 52,000 customer locations. For additional information, please contact Park City Group at 800.835.8824, info@parkcity.com (e-mail), or visit the corporate website at www.parkcity.com .

Securities Exchange Act of 1934
This release is comprised of inter-related information that must be interpreted in the context of all the information provided; accordingly, care should be exercised not to consider portions of this release out of context. This release is provided in compliance with Commission Regulation FD and contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21B of the Securities Exchange Act of 1934. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, goals, assumption or future events or performance are not statements of historical fact and may be "forward-looking statements." Forward looking statements are based on expectations, estimates and projections at the time the statements are made that involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated. Forward looking statements in this action may be identified through the use of words such as "expects", "will", "anticipates", "estimates", "believes", or statements indicating certain actions "may", "could", or "might" occur. Such statements reflect the current views of Park City Group with respect to future events and are subject to certain assumptions, including those described in this release. Should one or more of the underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed or expected. Park City Group does not intend to update these forward-looking statements prior to announcement of quarterly or annual results.

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